Exhibit 10.12
RESTRICTED SHARE AWARD AGREEMENT
PHYSICIANS REALTY TRUST
AMENDED AND RESTATED 2013 EQUITY INCENTIVE PLAN
1.Grant of Award. Pursuant to the Physicians Realty Trust Amended and Restated 2013 Equity Incentive Plan (the “Plan”) for Employees, Consultants, and Outside Trustees of Physicians Realty Trust, a Maryland real estate investment trust (the “Company”), the Company grants to

__________________
(the “Participant”)
an Award of Restricted Shares in accordance with Section 6.3 of the Plan. The number of Common Shares awarded under this Restricted Share Award Agreement (the “Agreement”) is ______ shares (the “Awarded Shares”). The “Date of Grant” of this Award is __________________
2.Subject to Plan. This Agreement is subject to the terms and conditions of the Plan, and the terms of the Plan shall control; provided that, in the event of any conflict among this Agreement, the Plan and the governing Employment Agreement between the Company and the Participant as of the Date of Grant (the “Employment Agreement”), to the extent that the Participant and the Company have entered into such an agreement, the terms of the Employment Agreement shall control. The capitalized terms used herein that are defined in the Plan shall have the same meanings assigned to them in the Plan. This Agreement is subject to any rules promulgated pursuant to the Plan by the Board or the Committee and communicated to the Participant in writing.
3.Vesting. Except as specifically provided in this Agreement and subject to certain restrictions and conditions set forth in the Plan, the Awarded Shares shall vest on the first anniversary of the Date of Grant, provided that the Participant is employed by (or if the Participant is a Consultant or an Outside Trustee, is providing services to) the Company or a Subsidiary on such anniversary.
All Awarded Shares not previously vested shall immediately become fully vested upon (i) the Participant’s death; (ii) the Participant’s Termination of Service as a result of the Participant’s Total and Permanent Disability; (iii) the occurrence of a Change in Control, if and to the extent that this Award is not continued, assumed or converted into a replacement award or awards in connection with such Change in Control or (iv) as specifically provided in the Employment Agreement.
In the event that the Participant’s Termination of Service is due to Retirement and the Participant has provided the Company with at least twelve months’ advance written notice of the Participant’s Retirement date (unless the notice period is waived by the Committee in its sole discretion) and has remained in employment in good standing until the Participant’s Retirement date, then on the Participant’s Retirement date, a pro-rata portion of the Awarded Shares shall vest and become nonforfeitable, calculated by multiplying the number of Awarded Shares by a fraction, the numerator of which is the number of months from the Date of Grant through the date of Termination of Service (rounding any partial month to the next whole month) and the denominator of which is twelve. Any Awarded Shares (and related dividends) that were unvested at the date of Termination of Service and that exceed the pro-rata portion of the Awarded Shares that become vested and nonforfeitable under this paragraph shall be forfeited.

4.Forfeiture of Awarded Shares. Awarded Shares that are not vested in accordance with Section 3 shall be forfeited on the date of the Participant’s Termination of Service. Upon forfeiture, all of the Participant’s rights with respect to the forfeited Awarded Shares shall cease and terminate, without any further obligations on the part of the Company.
5.Restrictions on Awarded Shares. Subject to the provisions of the Plan and the terms of this Agreement, from the Date of Grant until the date the Awarded Shares are vested in accordance with

Section 3 and are no longer subject to forfeiture in accordance with Section 4 (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge, hypothecate, margin, assign or otherwise encumber any of the Awarded Shares, provided that the Participant may designate a beneficiary of all or any portion of the Award on a form reasonably acceptable to the Company or may transfer all or any portion of the Participant’s Award on a form reasonably acceptable to the Company to (i) the spouse (or former spouse), children or grandchildren of the Participant (“Immediate Family Members”), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by Immediate Family Members, (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”) or any successor provision, or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided further that (x) there shall be no consideration for any such transfer, and (y) subsequent transfers of transferred Awards shall be prohibited except those by will or the laws of descent and distribution. Except for these limitations, the Committee may, in its sole discretion, remove any or all of the restrictions on such Awarded Shares whenever it may determine that, by reason of changes in applicable laws or changes in circumstances after the date of this Agreement, such action is appropriate.
6.Legend. Awarded Shares electronically registered in a Participant’s name shall note that such shares are Restricted Shares. If certificates for Awarded Shares are issued, the following legend shall be placed on all such certificates:
On the face of the certificate:
“Transfer of these Common Shares is restricted in accordance with conditions printed on the reverse of this certificate.”
On the reverse:
“The Common Shares are subject to and transferable only in accordance with that certain Physicians Realty Trust 2013 Equity Incentive Plan, a copy of which is on file at the principal office of the Company in Milwaukee, Wisconsin. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan and Award Agreement. By acceptance of these Common Shares, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan and Award Agreement.”
The following legend shall be inserted on a certificate, if issued, evidencing Common Shares issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:
“Common Shares represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company.”
All Awarded Shares owned by the Participant shall be subject to the terms of this Agreement and shall be represented by a certificate or certificates bearing the foregoing legend, as applicable.

7.Delivery of Certificates; Registration of Shares. The Company shall deliver certificates for the Awarded Shares to the Participant (if requested by the Participant in accordance with Section 6.3(a) of the Plan and the Company has elected, in its sole discretion, to issue certificates (as opposed to electronic book entry form with respect to its Common Shares)) or shall register the Awarded Shares in the Participant’s name, free of restriction under this Agreement, promptly after, and only after, the Restriction Period has expired without forfeiture pursuant to Section 4.
8.Rights of a Shareholder. Except as provided in Section 4 and Section 5 above, the Participant shall have, with respect to the Participant’s Awarded Shares, all of the rights of a shareholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon. Any share dividends paid with respect to Awarded Shares shall at all times be treated as Awarded Shares and shall be subject to all restrictions placed on Awarded Shares; any such share dividends paid with respect to Awarded Shares shall vest as the Awarded Shares become vested.
9.Voting. The Participant, as record holder of the Awarded Shares, has the exclusive right to vote, or consent with respect to, such Awarded Shares until such time as the Awarded Shares are transferred in accordance with this Agreement or are forfeited pursuant to Section 4; provided, however, that this Section 9 shall not create any voting right where the holders of such Awarded Shares otherwise have no such right.
10.Adjustment to Number of Awarded Shares. The number of Awarded Shares shall be subject to adjustment in accordance with Articles 11-13 of the Plan.
11.Specific Performance. The parties acknowledge that remedies at law will be inadequate remedies for breach of this Agreement and consequently agree that this Agreement shall be enforceable by specific performance. The remedy of specific performance shall be cumulative of all of the rights and remedies at law or in equity of the parties under this Agreement.
12.Participant’s Representations. Notwithstanding any of the provisions hereof, the Participant hereby agrees that the Participant will not acquire any Awarded Shares, and that the Company will not be obligated to issue any Awarded Shares to the Participant hereunder, if the issuance or holding of such shares shall constitute a violation by the Participant or the Company of any provision of any law or regulation of any governmental authority. In such case, any determination by the Company shall be final, binding, and conclusive. The rights and obligations of the Company and the rights and obligations of the Participant are subject to all Applicable Laws, rules, and regulations.
13.Investment Representation. Unless the Awarded Shares are issued in a transaction registered under applicable federal and state securities laws, by the Participant’s execution hereof, the Participant represents and warrants to the Company that all Common Shares which may be purchased and or received hereunder will be acquired by the Participant for investment purposes for the Participant’s own account and not with any intent for resale or distribution in violation of federal or state securities laws. Unless the Common Shares are issued to the Participant in a transaction registered under the applicable federal and state securities laws, all certificates issued with respect to the Common Shares shall bear an appropriate restrictive investment legend and shall be held indefinitely, unless they are subsequently registered under the applicable federal and state securities laws or the Participant obtains an opinion of counsel, in form and substance satisfactory to the Company and its counsel, that such registration is not required.
14.Participant’s Acknowledgments. The Participant acknowledges that a copy of the Plan has been made available for the Participant’s review by the Company, and represents that the Participant is familiar with the terms and provisions thereof, and hereby accepts this Award subject to all the terms and provisions thereof. The Participant hereby agrees to accept as binding, conclusive, and final all decisions or interpretations of the Committee or the Board, as appropriate, upon any questions arising under the Plan or this Agreement. The Participant acknowledges and agrees that (i) sales of Common Shares will be subject to the Company's policies regulating trading by Employees, Consultants and Outside Trustees, including any applicable “blackout” or other designated periods in which sales of Common Shares are not permitted, and (ii) Common Shares received hereunder will be subject to any recoupment or “clawback” policy applied with prospective or retroactive effect.

15.Law Governing. This Agreement shall be governed by, construed, and enforced in accordance with the laws of the State of Maryland (excluding any conflict of laws rule or principle of Maryland law that might refer the governance, construction, or interpretation of this agreement to the laws of another state).
16.No Right to Continue Service or Employment. Nothing herein shall be construed to confer upon the Participant the right to continue in the employ or to provide services to the Company or any Subsidiary, whether as an Employee or as a Consultant or as an Outside Trustee, or interfere with or restrict in any way the right of the Company or any Subsidiary to discharge the Participant as an Employee, Consultant, or Outside Trustee at any time.
17.Legal Construction. In the event that any one or more of the terms, provisions, or agreements that are contained in this Agreement shall be held by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect for any reason, the invalid, illegal, or unenforceable term, provision, or agreement shall not affect any other term, provision, or agreement that is contained in this Agreement and this Agreement shall be construed in all respects as if the invalid, illegal, or unenforceable term, provision, or agreement had never been contained herein.
18.Covenants and Agreements as Independent Agreements. Each covenant and agreement that is set forth in this Agreement shall be construed as a covenant and agreement independent of any other provision of this Agreement. The existence of any claim or cause of action of the Participant against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of the covenants and agreements that are set forth in this Agreement.
19.Entire Agreement. This Agreement together with the Plan and the Employment Agreement supersede any and all other prior understandings and agreements, either oral or in writing, between the parties with respect to the subject matter hereof and constitute the sole and only agreements between the parties with respect to the said subject matter. All prior negotiations and agreements between the parties with respect to the subject matter hereof are merged into this Agreement. Each party to this Agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any party or by anyone acting on behalf of any party, which are not embodied in this Agreement, the Plan or the Employment Agreement and that any agreement, statement or promise that is not contained in this Agreement, or the Plan or the Employment Agreement shall not be valid or binding or of any force or effect.
20.Parties Bound. The terms, provisions, and agreements that are contained in this Agreement shall apply to, be binding upon, and inure to the benefit of the parties and their respective heirs, executors, administrators, legal representatives, and permitted successors and assigns, subject to the limitation on assignment expressly set forth herein. No person shall be permitted to acquire any Awarded Shares without first executing and delivering an agreement in the form satisfactory to the Company making such person or entity subject to the restrictions on transfer contained herein.
21.Modification. No change or modification of this Agreement shall be valid or binding upon the parties unless the change or modification is in writing and signed by the parties. Notwithstanding the preceding sentence, the Company may amend the Plan or this Agreement to the extent permitted by the Plan.
22.Headings. The headings that are used in this Agreement are used for reference and convenience purposes only and do not constitute substantive matters to be considered in construing the terms and provisions of this Agreement.
23.Gender and Number. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.
24.Notice. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered only when actually received by the Company or by the Participant, as the case may be, at the addresses set forth below, or at such other addresses as they have theretofore specified by written notice delivered in accordance herewith:
a.Notice to the Company shall be addressed and delivered as follows:
Physicians Realty Trust
309 N. Water Street, Suite 500
Milwaukee, Wisconsin 53202
Attn: Corporate Secretary
Fax: (414) 249-4720
Notice to the Participant shall be addressed and delivered as set forth on the signature page.
25.Tax Requirements. The Participant is hereby advised to consult immediately with the Participant’s own tax advisor regarding the tax consequences of this Agreement, the method and timing for filing an election to include this Agreement in income under Section 83(b) of the Code, and the tax consequences of such election. By execution of this Agreement, the Participant agrees that if the Participant makes such an election, the Participant shall provide the Company with written notice of such election in accordance with the regulations promulgated under Section 83(b) of the Code. Prior to the vesting of the Awarded Shares, the Participant shall have the right to instruct the Company to deduct from all amounts paid in cash or other form in connection with the Plan, any Federal, state, local, or other taxes required by law to be withheld in connection with this Award. If the Participant exercises the Participant’s withholding right pursuant to this Section 25, then the Company may, in its sole discretion, also require the Participant receiving Common Shares issued under the Plan to pay the Company the amount of any taxes that the Company is required to withhold in connection with the Participant’s income arising with respect to this Award. Such payments shall be required to be made when requested by the Company and may be required to be made prior to the delivery of any certificate representing Common Shares, if such certificate is requested by the Participant in accordance with Section 6.3(a) of the Plan. Such payment may be made (i) by the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding obligations of the Company; (ii) the actual delivery by the Participant to the Company of Common Shares, other than (A) Restricted Shares, or (B) Common Shares that the Participant has acquired from the Company within six (6) months prior thereto, which shares so delivered have an aggregate Fair Market Value that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding payment; (iii) the Company’s withholding of a number of shares to be delivered upon the vesting of this Award, which shares so withheld have an aggregate Fair Market Value that equals (but does not exceed) the required tax withholding payment; or (iv) any combination of (i), (ii), or (iii); provided, however, if the Participant is a Reporting Person, then the Company will withhold in shares as provided in (iii) hereof, unless otherwise approved in advance by the Committee. If the Participant exercises the Participant’s withholding right pursuant to this Section 25, then the Company may, in its sole discretion, withhold any such taxes from any other cash remuneration otherwise paid by the Company to the Participant.
26.REIT Status. This Agreement shall be interpreted and construed in a manner consistent with the Company’s status as a real estate investment trust.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Participant, to evidence the Participant’s consent and approval of all the terms hereof, has duly executed this Agreement, as of the date specified in Section 1 hereof.

COMPANY:
PHYSICIANS REALTY TRUST
By:__________________________________________
Name:________________________________________
Title:_________________________________________
PARTICIPANT
_____________________________________________
Signature

Name:________________________________________
Address:    ________________________________
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